                                                                   EXHIBIT 99.02

                          CONSENT AND EIGHTH AMENDMENT

                                       TO

                           LOAN AND SECURITY AGREEMENT

            This Consent and Eighth  Amendment  to Loan and  Security  Agreement
(this  "Agreement") is entered into as of the 5 day of April, 2005, by and among
DEL GLOBAL  TECHNOLOGIES  CORP., a New York corporation  ("Del Global"),  BERTAN
HIGH VOLTAGE  CORP.,  a Delaware  corporation  ("Bertan"),  RFI  CORPORATION,  a
Delaware  corporation  ("RFI"),  and  DEL  MEDICAL  IMAGING  CORP.,  a  Delaware
corporation ("Del Medical") (each a "Borrower" and collectively, the "Borrowers)
and  GE  BUSINESS  CAPITAL  CORPORATION  F/K/A  TRANSAMERICA   BUSINESS  CAPITAL
CORPORATION, a Delaware corporation ("Lender").

                                   BACKGROUND

            The  Borrowers  and the  Lender are  parties to a Loan and  Security
Agreement  dated as of June 10,  2002 (as  amended,  restated,  supplemented  or otherwise  modified from time to time, the "Loan  Agreement")  pursuant to which the Lender provides the Borrowers with certain financial accommodations.

            The Borrowers  have  requested that the Lender consent to the use of proceeds of the Loans to make an additional payment to the Department of Defense of  the  United  States  ("DOD")  in  connection  with  the  settlement  of  the investigation  conducted  by the  Department  of Justice  of the  United  States
("DOJ") with respect to RFI (the  "Settlement")  and the Lender is willing to do so on the terms and conditions hereafter set forth.

            NOW, THEREFORE,  in consideration of any loan or advance or grant of credit  heretofore  or hereafter  made to or for the account of the Borrowers by the  Lender,  and for other good and  valuable  consideration,  the  receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1.  DEFINITIONS.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan  Agreement.

            2. CONSENT TO USE OF LOAN PROCEEDS.  Subject to the  satisfaction of the  conditions  precedent set forth in Section 4 below and subject to the terms of the Loan  Agreement,  the  Lender  agrees  that the  Borrowers  may use up to
$300,000 of the proceeds of the Loans to pay additional  amounts owing by RFI to the DOD with respect to the Settlement.

            3.  AMENDMENT  TO LOAN  AGREEMENT.  Subject to  satisfaction  of the conditions  precedent set forth in Section 4 below, the Loan Agreement is hereby amended as  follows:

                (i) Section  2.1(a) of the Loan Agreement is amended by deleting the proviso at the end thereof and inserting the following in its place:

                ";  provided,  however,  that in no event  shall  the  aggregate amount of the Loans and the Letters of Credit outstanding at any time (x) in respect of Eligible  Inventory exceed  $2,000,000 or
                (y) exceed the Maximum Amount of the Facility."

            4.  CONDITIONS  OF   EFFECTIVENESS.   This  Agreement  shall  become
effective  upon  satisfaction  or waiver in writing by the Lender of each of the following conditions precedent,  each in form and substance  satisfactory to the
Lender:  (a)  the  Lender's  receipt  of this  Agreement  duly  executed  by the
Borrowers; and (b) the Lender's receipt of a non-refundable fee in the amount of
$5,000 and all  reasonable  attorney's  fees  incurred in  connection  with this
Agreement,  each of which shall be charged to the  Borrowers'  loan account as a
Loan on the date of this Agreement.

            5.  REPRESENTATIONS  AND WARRANTIES.  The Borrowers hereby represent and warrant as follows:

                (a) This  Agreement  and the Loan  Agreement  constitute  legal, valid and binding  obligations of the Borrowers and are enforceable  against the
Borrowers in accordance with their respective terms.

                (b) Upon the  effectiveness  of this  Agreement,  the  Borrowers hereby reaffirm all covenants,  representations  and warranties made in the Loan
Agreement to the extent the same are not amended  hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

                (c)  No  Event  of  Default  or  Default  has  occurred  and  is continuing or would exist after giving effect to this Agreement.

                (d) As of the  date  hereof,  the  Borrowers  have  no  defense, counterclaim or offset with respect to the Loan Agreement.

            6. EFFECT ON THE LOAN  AGREEMENT.  Except as  specifically  provided herein,  the execution,  delivery and  effectiveness of this Agreement shall not operate as a waiver or an amendment of any right, power or remedy of the Lender, nor  constitute a waiver of any  provision of the Loan  Agreement,  or any other documents,  instruments  or agreements  executed  and/or  delivered  under or in connection therewith.

            7. GOVERNING LAW. This Agreement  shall be binding upon and inure to the benefit of the parties  hereto and their  respective  successors and assigns and shall be governed by and construed in accordance  with the laws of the State of Illinois.

            8. HEADINGS.  Section headings in this Agreement are included herein for  convenience  of  reference  only and  shall not  constitute  a part of this
Agreement for any other purpose.

            9.  COUNTERPARTS;  FACSIMILE.  This Agreement may be executed by the parties  hereto in one or more  counterparts,  each of which  shall be deemed an original and all of which when taken together shall  constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                                       2

            IN WITNESS WHEREOF,  this Agreement has been duly executed as of the day and year first written above.

                                    DEL GLOBAL TECHNOLOGIES CORP.

                                    By: /s/ Walter Schneider
                                        ----------------------------------------
                                        Name:  Walter Schneider
                                        Title: President and CEO

                                    BERTAN HIGH VOLTAGE CORP.

                                    By: /s/ Walter Schneider
                                        ----------------------------------------
                                        Name:  Walter Schneider
                                        Title: President

                                    RFI CORPORATION

                                    By: /s/ Walter Schneider
                                        ----------------------------------------
                                        Name:  Walter Schneider
                                        Title: President

                                    DEL MEDICAL IMAGING CORP.

                                    By: /s/ Walter Schneider
                                        ----------------------------------------
                                        Name:  Walter Schneider
                                        Title: President

                                    GE BUSINESS CAPITAL CORPORATION F/K/A
                                    TRANSAMERICA BUSINESS CAPITAL CORPORATION

                                    By: /s/ Jeffrey Zinn
                                        ----------------------------------------
                                        Name:  Jeffrey Zinn
                                        Title: Duly Authorized Signatory